UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2018 (November 15, 2018)

WAITR HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37788	26-3828008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

844 Ryan Street, Suite 300, Lake Charles, Louisiana 70601

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1-800-661-9036

Landcadia Holdings, Inc.

1510 West Loop South, Houston, Texas 77027

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 15, 2018, Waitr Holdings Inc., a Delaware corporation (f/k/a Landcadia Holdings, Inc.) (the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 24,221,828 (82.03%) of the Company’s issued and outstanding common stock held of record as of October 16, 2018, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

1.	To approve and adopt the Agreement and Plan of Merger, dated as of May 16, 2018, by and among the Company, Landcadia Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Waitr Incorporated, a Louisiana corporation (“Waitr”) and approve the other transactions contemplated thereby (the “business combination”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,646,865	127,650	447,313	0

2.	To approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the business combination:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,645,972	128,150	447,706	0

3.	To approve, upon the completion of the business combination and the conversion of the Company’s Class F common stock, par value $0.0001 per share (“Class F common stock”), into the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), the increase of the authorized capital stock of the Company from 221,000,000 shares to 250,000,000 shares, consisting of 249,000,000 shares of common stock, par value $0.0001 per share (“common stock”), and 1,000,000 shares of preferred stock, par value $0.0001 per share, by, on the effective date of the filing of the Company’s proposed third amended and restated certificate of incorporation (the “proposed charter”), (i) reclassifying all Class A common stock as common stock; (ii) reclassifying all Class F common stock as common stock; and (iii) creating an additional 29,000,000 shares of common stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,644,742	127,650	449,436	0

4.	To approve provisions providing that directors may only be removed by the affirmative vote of holders of at least seventy-five percent (75%) of the voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,648,204	3,124,360	449,264	0

5.	To approve provisions providing that (i) the affirmative vote of at least seventy-five percent (75%) of the voting power of all then outstanding shares of capital stock entitled to vote generally in the election of directors is required for stockholders to adopt, amend, alter or repeal the Company’s bylaws and (ii) certain provisions of the proposed charter may only be amended or repealed by the affirmative vote of at least seventy-five percent (75%) of the outstanding shares entitled to vote thereon:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,652,712	3,119,156	449,960	0

6.	To approve certain additional changes, including (i) changing the post-combination company’s corporate name from “Landcadia Holdings, Inc.” to “Waitr Holdings Inc.”, (ii) changing the purpose of the post-combination company to “any lawful act or activity for which corporations may be organized under the DGCL,” (iii) amending the provisions relating to the indemnification and advancement of expenses to directors and officers under certain circumstances, (iv) providing that the Court of Chancery of the State of Delaware and the United States District Court for the State of Delaware will be the sole and exclusive forums for stockholder actions and (v) eliminating certain provisions specific to the Company’s status as a blank check company, which the Company’s Board of Directors (the “Board”) believes are necessary to adequately address the needs of the post-combination company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,101,816	1,545,079	574,933	0

7.	To elect Joseph LeBlanc and Steven L. Scheinthal as Class I directors on the Board until the next annual meeting of stockholders following the effectiveness of the proposed charter or until his successor is elected and qualified, Scott Fletcher and William Gray Stream as Class II directors on the Board until the second annual meeting of stockholders following the effectiveness of the proposed charter or until his successor is elected and qualified, and Christopher Meaux, Tilman J. Fertitta and Jonathan Green as Class III directors on the Board until the third annual meeting of stockholders following the effectiveness of the proposed charter or until his successor is elected and qualified (only holders of the Company’s Class F common stock were entitled to vote on this matter):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph LeBlanc	6,250,000	0	0
Steven L. Scheinthal	6,250,000	0	0
Scott Fletcher	6,250,000	0	0
William Gray Stream	6,250,000	0	0
Christopher Meaux	6,250,000	0	0
Tilman J. Fertitta	6,250,000	0	0
Jonathan Green	6,250,000	0	0

8.	To approve the Waitr Holdings Inc. 2018 Omnibus Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan and also for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,690,518	2,081,610	449,700	0

Item 7.01	Regulation FD Disclosure.

On November 15, 2018, the Company issued a press release announcing that it has consummated the business combination and completed the previously announced $85 million financing from Luxor Capital Group, LP.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAITR HOLDINGS INC.

	By:	/s/ David Pringle
Dated: November 16, 2018		Name:	David Pringle
		Title:	Chief Financial Officer and Secretary